Exhibit F

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form F-6, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the registration of American Depositary Shares representing ordinary shares, nominal value NOK 30 per share, of the Company;

     NOW, THEREFORE, the undersigned, in her capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as her true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in her name, place and stead in her capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of January, 2005.

/s/ Christin Steen-Nilsen
Christin Steen-Nilsen
Vice President and Chief Accounting Officer

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form F-6, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the registration of American Depositary Shares representing ordinary shares, nominal value NOK 30 per share, of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of January, 2005.

/s/ Gottfred Langseth
Gottfred Langseth
Senior Vice President and Chief Financial Officer

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form F-6, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the registration of American Depositary Shares representing ordinary shares, nominal value NOK 30 per share, of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of January, 2005.

/s/ Svein Rennemo
Svein Rennemo
President and Chief Executive Officer

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form F-6, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the registration of American Depositary Shares representing ordinary shares, nominal value NOK 30 per share, of the Company;

     NOW, THEREFORE, the undersigned, in her capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as her true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in her name, place and stead in her capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of January, 2005.

/s/ Clare Spottiswoode
Clare Spottiswoode
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form F-6, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the registration of American Depositary Shares representing ordinary shares, nominal value NOK 30 per share, of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of January, 2005.

/s/ Harald Norvik
Harald Norvik
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form F-6, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the registration of American Depositary Shares representing ordinary shares, nominal value NOK 30 per share, of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of January, 2005.

/s/ Rolf Erik Rolfsen
Rolf Erik Rolfsen
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form F-6, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the registration of American Depositary Shares representing ordinary shares, nominal value NOK 30 per share, of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of January, 2005.

/s/ Keith Henry
Keith Henry
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form F-6, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the registration of American Depositary Shares representing ordinary shares, nominal value NOK 30 per share, of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of January, 2005.

/s/ Francis Gugen
Francis Gugen
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form F-6, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the registration of American Depositary Shares representing ordinary shares, nominal value NOK 30 per share, of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of January, 2005.

/s/ Jens Ultveit-Moe
Jens Ultveit-Moe
Chairman of the Board

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form F-6, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the registration of American Depositary Shares representing ordinary shares, nominal value NOK 30 per share, of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of January, 2005.

/s/ Anthony Tripodo
Anthony Tripodo
Director